AMENDMENT NO. 1 TO

SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITY AGREEMENT (“Amendment”) is made as of June 9, 2008, by and among Auriga Laboratories, Inc., a Delaware corporation (the “Company”), and the parties listed on the signature page hereto as “Secured Parties”.

R E C I T A L S

WHEREAS, the Company and Prospector Capital Partners, LLC entered into that certain Security Agreement, dated February 13, 2008 (the “Security Agreement”);

WHEREAS, the Company and Prospector Capital Partners, LLC desire to amend the Security Agreement to specify that the “Notes” (as defined in the Security Agreement) shall be defined as the Amended and Restated Senior Secured Promissory Note originally issued under the Senior Secured Note and Warrant Purchase Agreement, dated February 13, 2008, and amended as of the date hereof (the “Amended Prior Note”) as well as the Notes issued to Prospector Capital Partners II, LLC pursuant to the Senior Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof, by and between the Company and Prospector Capital Partners II, LLC, and to make certain other changes to the Security Agreement as set forth below; and

WHEREAS, pursuant to Section 7.6 of the Security Agreement, any term of the Security Agreement may be amended with the written consent of the Company and Prospector Capital Partners, LLC.

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. The first recital of the Security Agreement be, and it hereby is, amended and restated to read as follows:

“WHEREAS, the Company issued and may issue additional Notes to the Secured Parties;

2. The following definitions are hereby added to Section 1.1 of the Security Agreement:

““Notes” shall mean the Amended and Restated Senior Secured Promissory Note and the Senior Secured Secured Convertible Promissory Notes issued pursuant to the Purchase Agreements.”

““Purchase Agreements” shall mean the Senior Secured Note and Warrant Purchase Agreement, dated February 13, 2008, and amended as of the date hereof, by and between the Company and Prospector Capital Partners, LLC and the Senior Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof, by and between the Company and Prospector Capital Partners II, LLC.”

3. Each reference to “Offering” in the Security Agreement shall be changed to the “Purchase Agreements”:

4. Each reference to the “Secured Party” in the Security Agreement shall be changed to the “Secured Parties”.

5. MISCELLANEOUS.

5.1 Capitalized Terms.  Capitalized terms not otherwise defined herein shall have the meaning given them in the Security Agreement.

5.2 Full Force and Effect.  Except as otherwise provided above, the terms and conditions of the Security Agreement shall remain in full force and effect.

5.3 Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

5.4 Governing Law.  This Amendment shall be governed by and construed under the laws of the State of Delaware.

5.5 Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.6 Amendments and Waivers.  Any term of this Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Secured Parties.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Security Agreement as of the date first above written.

AURIGA LABORATORIES, INC.

By: __________________________________
Name: ________________________________
Title: _________________________________

Address:                      5284 Adolfo Road
Camarillo, CA 93012
Fax:                 (805) 299-4932

SECURED PARTIES

PROSPECTOR CAPITAL PARTNERS, LLC

________________________________________
By: Hudson & Co., LLC
Its: Manager
Title: Authorized Person

PROSPECTOR CAPITAL PARTNERS II, LLC

________________________________________
By: Hudson & Co., LLC
Its: Manager
Title: Authorized Person

Address:
3112 Windsor Road, Suite A-137
Austin, TX 78703
Fax: 866-477-2971